Azzad Ethical Fund (ADJEX)

Azzad Wise Capital Fund (WISEX)

PROSPECTUS

January 26, 2021

If you have any questions about any part of the prospectus or wish to obtain additional information about the Azzad Funds, please call 888.862.9923 or visit www.azzadasset.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Azzad Funds c/o Mutual Shareholder Services

8000 Town Center Drive, Suite 400 Broadview Heights, OH 44147

{This Page is Left Intentionally Blank}

Table of Contents

Azzad Ethical Fund Summary (ADJEX)

5

Investment objective

5

Fees and expenses of the Fund

5

Portfolio turnover

6

Principal investment strategy

6

Ethical Investment Restrictions

7

Principal risks of investing in the Fund

7

Performance

9

Investment Adviser

10

Investment Sub-Adviser

10

Portfolio Managers

11

Buying and Selling Shares

11

Tax Information

11

Payments to broker-dealers and other financial intermediaries

11

Azzad Wise Capital Fund Summary (WISEX)

12

Investment objective

12

Fees and expenses of the Fund

12

Portfolio Turnover

13

Principal investment strategy

13

Ethical Investment Restrictions

15

Principal risks of investing in the Fund

15

Performance

19

Investment Adviser

20

Investment Sub-Adviser

20

Portfolio Managers

20

Buying and Selling Shares

20

Tax Information

21

Payments to broker-dealers and other financial intermediaries

21

Additional Information About the Funds’  Principal Investment Strategies and Related Risks                                                                  21

Investment objectives of the Azzad Ethical Fund

21

Principal investment strategy of the Azzad Ethical Fund

22

Investment objectives of the Azzad Wise Capital Fund

23

Principal investment strategy of the Azzad Wise Capital Fund

23

Ethical Investment Restrictions

26

Principal risks of investing in the Funds

26

Portfolio Holdings Disclosure Policies

32

Temporary Defensive Positions

32

Management, Organization & Capital Structure

33

The Investment Adviser

33

The Sub-Adviser to the Azzad Ethical Fund

34

Portfolio Managers

34

The Sub-Adviser to the Azzad Wise Capital Fund

34

Portfolio Managers

35

Distribution Plan

36

Custodian, Transfer & Dividend Disbursing Agents

36

Organization

37

At What Price Are Shares Sold?

37

How Your Share Price (NAV) is Determined?

37

Shareholder Guide

38

How to Purchase Your Shares

38

How to Sell Your Shares

41

Market Timing and Redemption Fees

43

Taxes, Dividend, and Distribution

45

Shareholder Services

46

Reporting to Third Party Information Providers

47

Financial Highlights

49

Financial Highlights (Azzad Ethical Fund)

49

Financial Highlights (Azzad Wise Capital Fund)

50

Account Types

51

Privacy Policy Notice

53

Additional Information

54

Azzad Ethical Fund Summary (ADJEX)

Investment objective

Azzad Ethical Fund’s investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

Fees and expenses of the Ethical Fund

The table below describes fees and expenses that you may pay if you buy and hold shares of the Azzad Ethical Fund (the “Ethical Fund”).

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a % of amount redeemed within 90 days)**	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and/or Service (12b-1) fees	0.15%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver/Expense Reimbursement*	(0.16)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.99%

*The Fund’s Adviser has agreed to contractually waive all or a portion of its fees and/or reimburse the Fund for certain operating expenses, to the extent necessary to limit the fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Fund invests; and litigation and other extraordinary expenses) to 0.99% of average daily net assets through December 1, 2023.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years from the time the fees were waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Fund’s Board of Trustees (the “Board”).

**As of November 1, 2020, the Board approved the removal of the redemption fee.

Example:

This example is intended to help you compare the cost of investing in the Ethical Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Ethical Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Ethical Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$101	$315	$584	$1,352

Portfolio turnover

The Ethical Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Ethical Fund’s performance. During the most recent fiscal year, the Ethical Fund’s portfolio turnover rate was 34.77% of the average value of its portfolio.

Principal investment strategy

The Ethical Fund seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that the Adviser believes are high quality and/or exhibit above-average growth potential, which, for the purposes of this Ethical Fund, typically are companies with market capitalizations similar to those issuers included in the Russell Midcap® Growth Index (the “Index”) over the last 13 months at the time of purchase.  As of December 31, 2020, this range of market capitalizations in the Index was between approximately $739.27 million and $61.396 billion. The size of the companies in an index changes with market conditions and the composition of the index.  Under normal market conditions, the Ethical Fund will invest at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in securities meeting the Fund’s ethical investment criteria.

The Ethical Fund seeks total return, which includes income from dividends and capital appreciation of portfolio securities held by the Ethical Fund.

Ivy Investment Management Company (“IICO”) assists the Adviser in the management of the Ethical Fund by providing an investment model for the Adviser to use in managing the Ethical Fund’s investments. In addition, IICO recommends which securities should be purchased, retained or sold by the Ethical Fund, in accordance with the model. The Adviser retains sole discretion as to the timing and implementation of IICO’s recommendations. The Adviser will screen IICO’s model for companies that comply with the Ethical Fund’s ethical investment restrictions. From the screened model, the Adviser will decide which securities to purchase for the Ethical Fund. The Adviser may also choose to replace investments that do not pass its ethical investment restrictions with suitable replacements.

In selecting securities for its model, IICO primarily emphasizes a bottom-up (researching individual issuers) approach and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. IICO may look at various factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of IICO’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

Generally, in determining whether to exit a position, IICO considers many factors, including what it believes to be excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, unexpected and poorly explained management changes, and to take advantage of what it believes are more attractive investment opportunities.

The Adviser will sell a security if it falls out of compliance with the Ethical Fund’s ethical investment restrictions. The Adviser may also sell securities for a variety of reasons, such as when it is sold from IICO’s model, to secure gains, limit losses, raise cash, or redeploy assets into opportunities believed to be more promising, among others.

If the Adviser’s strategies do not work as intended, the Ethical Fund may not achieve its objective.

To take advantage of market inefficiencies, the Ethical Fund may be actively traded. During these periods, the Ethical Fund may have a higher turnover rate.

Ethical Investment Restrictions

The Ethical Fund does not invest in corporations that derive substantial revenue (defined as more than 5% of total revenue) from alcohol, tobacco, pornography, pork, gambling, hydraulic fracturing, private prisons, or weapons industries as determined by the Adviser.

The Ethical Fund will not invest in securities or other instruments that derive revenue from the receipt of interest from lending arrangements, preferred stocks and convertible securities or other instruments that pay interest from lending, or from the receipt of gains from futures contracts, trading debt or trades that involve exchanging the same kind of monetary instruments (such as the same type of currency).

Principal risks of investing in the Ethical Fund

Although the Adviser makes every effort to achieve the Ethical Fund’s objective, the Adviser cannot guarantee it will attain that objective. You could lose money by investing in the Ethical Fund. The principal risks include:

❖

Medium-capitalization stocks held by the Ethical Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks also could be more volatile than large-capitalization stocks. Medium-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

❖

Growth stocks can react differently to issuer, political, market, and economic developments than the market, and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

❖

Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Ethical Fund invests primarily in securities issued by mid-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by large companies. Medium-sized companies typically have less seasoned management, narrower product lines, and less capital reserves and liquidity than larger companies.

❖

The stock market may fall in value, causing prices of stocks held by the Ethical Fund to fall. Stock prices fluctuate based on changes to a company’s financial condition, on overall market and economic conditions and on investors’ perception of a company’s soundness. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

❖

At times, the Ethical Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Ethical Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

❖

Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

❖

The Ethical Fund’s ethical investment restrictions do not allow investing in certain businesses, and there are broad limitations upon the types of securities or other instruments in which the Ethical Fund may invest, as well as upon commonly used investment techniques. As a result, the Ethical Fund will not be able to participate in strong performance from those businesses and may not be able to earn income comparable to other funds from non-invested assets.

❖

The Ethical Fund is subject to management risk because it is an actively managed portfolio. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation or depreciation potential.

❖

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Ethical Fund. Therefore, the Ethical Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

You should consider investing in the Ethical Fund if you are looking for long-term total return and are willing to accept the associated risks.

Performance

The following bar chart and table provides some indication of the risks of investing in the Ethical Fund by showing changes in the Ethical Fund’s performance from year to year and by showing how the Ethical Fund’s average annual returns for a calendar 1-year, 5-year and 10-year period compare with those of a broad measure of market performance. To obtain updated performance information, please call 888-350-3369. The Ethical Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Annual Total Returns for the Years Ended December 31

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
2.09%
7.74%
36.36%
6.42%
-5.84%
2.48%
23.22%
-3.28%
30.01%
30.42%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

For the period 01-01-2020 through 12-31-2020 the total return for the Ethical Fund was 30.42%

Best Quarter: 6-30-2020 28.57%

Worst Quarter: 3-31-2020 -18.23%

The Ethical Fund’s inception date was December 22, 2000

Average Annual Total Returns

(For the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Return Before Taxes	30.42%	15.67%	12.02%
Return After Taxes on Distributions	28.77%	13.89%	10.51%
Return After Taxes on Distributions and Sale of Ethical Fund Shares	19.19%	12.16%	9.47%
Russell MidCap Growth (reflects no deduction for fees, expenses or taxes)	35.59%	18.66%	15.05%

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if your Ethical Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs) or 401(k) plans.

Investment Adviser

Azzad Asset Management, Inc. is the investment adviser to the Ethical Fund.

Investment Sub-Adviser

Ivy Investment Management Company is the investment sub-adviser to the Ethical Fund.

Portfolio Managers

Jamal Elbarmil

Vice President of Azzad Asset Management, Inc.

Portfolio manager of the Ethical Fund since March 2020

Kimberly A. Scott

Senior Vice President of IICO

Portfolio manager of the Ethical Fund since January 2021

Nathan A. Brown

Senior Vice President of IICO

Portfolio manager of the Ethical Fund since January 2021.

Buying and Selling Shares

You can buy, sell (redeem) or exchange shares of the Ethical Fund, either through a financial professional or directly from the Ethical Fund, on any day that the New York Stock Exchange is open.

Minimum to Open Fund Account	Minimum to Open IRA Account	Minimum Additional Investment	Minimum to Open Coverdell Account
$1,000	$500	$50	$500

To buy shares, contact your financial professional or open an account by completing and signing an application (available at 54 or by calling 888-350-3369). Make your check payable to the Ethical Fund and mail to: Azzad Funds c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

You may redeem your shares at any time at the NAV per share next determined after the transfer agent receives your redemption request. If your redemption request is received prior to close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), your redemption will be priced the same day.  You can submit your request to redeem shares to the Ethical Fund by telephone by calling 888-350-3369 or by mail to: Azzad Funds C/O Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Ethical Fund are taxable to you as ordinary income or capital gains.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Ethical Fund through a broker/dealer or other financial intermediary (such as a bank), the Ethical Fund and its related companies may pay the intermediary for the sale of Ethical Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Ethical Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Azzad Wise Capital Fund Summary (WISEX)

Investment objective

Azzad Wise Capital Fund’s investment objective is to provide shareholders with capital preservation and income.

Fees and expenses of the Wise Fund

The table below describes fees and expenses that you may pay if you buy and hold shares of the Azzad Wise Capital Fund (the “Wise Fund”).

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a % of amount redeemed within 90 days)**	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees***	1.19%
Distribution and/or Service (12b-1) fees	0.05%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	1.42%
Fees Waived by Adviser*	(0.13%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement***	1.29%

* The Wise Fund’s Adviser has agreed to contractually waive all or a portion of its fees and/or reimburse the Wise Fund for certain operating expenses, to the extent necessary to limit the Wise Fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Wise Fund invests; and litigation and other extraordinary expenses) to 1.29% of average daily net assets through December 1, 2023. These fee waivers and expense reimbursements are subject to possible recoupment from the Wise Fund within three years from the time the fees were waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Wise Fund’s Board of Trustees (the “Board”).

**As of November 1, 2020, the Board approved the removal of the redemption fee.

***As of January 1, 2021, the Adviser has voluntarily reduced its annual management fee to 0.80% of the average daily net assets for the Wise Fund, and has lowered its total annual fund operating expenses after fee waiver and/or expense reimbursement to 0.89% of average daily net assets of the Wise Fund.  This waiver will continue until at least October 31, 2021.

Example:

This example is intended to help you compare the cost of investing in the Wise Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Wise Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Wise Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$131	$409	$737	$1,666

Portfolio Turnover

The Wise Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Wise Fund’s performance. During the most recent fiscal year, the Wise Fund’s portfolio turnover rate was 50.14% of the average value of its portfolio.

Principal investment strategy

The Wise Fund invests primarily in fixed income securities issued for payment by international financial institutions, foreign governments, and agencies of foreign governments in transactions structured to be compliant with the Wise Fund’s ethical investment guidelines.  Examples of fixed income securities in which the Wise Fund invests include sukuk and wakala. Sukuk are asset-based securities used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest.

Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows.  Wakala accounts are operated under the Islamic finance principle of wakala (an agency agreement). With wakala, a bank, as agent, raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities.

The Wise Fund anticipates approximately 80% of its fixed income securities will be investment grade at the time of purchase, based upon the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs).  Approximately 20% of the Wise Fund’s fixed income securities may be below investment grade (but not lower than a B rating by Moody’s or an equivalent NRSRO). The Wise Fund may also invest in unrated securities (securities that are not rated by a rating agency) if the Wise Fund determines that the securities are of comparable quality to rated securities that the Wise Fund may purchase.

The Wise Fund will invest up to 10% of its net assets (at the time of purchase) in domestic and international common stocks of any market capitalization, including emerging market securities. The Adviser will emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings.

The Wise Fund may invest in short-term income producing investments such as money market accounts and certificates of deposit that are following its ethical guidelines.

The Wise Fund may invest up to 15% of its net assets in illiquid securities as defined by the Investment Company Act of 1940, which may include investments in trade finance securities. Generally, these securities evidence transactions where there is a flow of goods or services (typically of a cross-border nature) and a financing need. These trade finance structures are subject to significant individual variation. The Wise Fund’s trade finance investments are expected to consist primarily of loans, or similar instruments used to finance international trade and related infrastructure projects. These are expected to include, but not be limited to, facilities for pre-export finance, process and commodities finance, receivables financing, letters of credit and other documentary credits, promissory notes, bills of exchange, and other negotiable instruments. The Wise Fund may engage in such investments by way of purchase, assignment, participation, guarantee, insurance, or any other appropriate financial instrument.

The Wise Fund may use derivatives instruments, such as profit rate swaps, to develop its investment strategy. In a profit rate swap, two parties enter into a series of separate contracts. The Islamic profit rate swap allows two parties to exchange a series of profit payments in a single currency in exchange for another series of payments in the same currency. For example, it allows for the exchange of profit rate cash flows between a fixed rate party and a floating rate party (or vice versa) implemented through the execution of a series of underlying contracts to trade certain assets under the Shariah principles of Murabaha. The profit rate cash flows are calculated on a notional principal amount, at specified intervals during the life of the agreement. To secure the Wise Fund's obligations regarding its derivative positions, the Wise Fund must pledge collateral as security to the broker. This pledged collateral is segregated and maintained with the Wise Fund's custodian.

The Wise Fund may also invest in fixed income securities issued in transactions where the Wise Fund purchases (in the commodities markets) warrants (that is, certificates giving the holder the right to buy specific amounts of a commodity at a specific time) for commodities such as metals from a party other than the counterparty, and nearly simultaneously sells to a counterparty the underlying commodities in exchange for a note payable by the counterparty providing a fixed return that is due in a fixed amount of time following the transaction.  Most of these counterparties are foreign banks and some of these issuers may be in emerging markets.  However, the assets are not pledged as security for the certificates, and the Wise Fund is relying on the creditworthiness of the issuer for all payments required by the certificates. There is also no assurance that the issuers of these types of certificates will be able to make such payments.

The essence of the Wise Fund’s strategy is to provide shareholders with a return that is comparable to the return on bank accounts, certificates of deposit, and other similar fixed income products.  The Wise Fund concentrates its investments in the financial services industry.  The Wise Fund anticipates that the maturity of the securities in the portfolio will range from one to fifteen years and that the average duration of the portfolio will range from one to three years.  While the Wise Fund generally purchases securities at the lower end of this maturity range, the Wise Fund may purchase securities with maturities at the longer end of this range when the Adviser determines that they offer an attractive return or to lengthen the average duration of the Wise Fund.

The Wise Fund’s sub-adviser, Federated Investment Management Company (“Federated”) directs the investment of most of the Wise Fund’s assets, furnishing investment information, advice, and recommendations to the Wise Fund as to the acquisition, holding, or disposition of securities or other assets that the Wise Fund may own or contemplate acquiring from time to time. The Adviser will oversee Federated and be responsible for the day-to-day portfolio management of the Wise Fund related to the dividend-yielding equity portion of the Wise Fund’s portfolio and for ensuring that the Wise Fund’s holdings and portfolio management complies with its ethical investment restrictions.

Federated will sell a security if it falls out of compliance with the Wise Fund’s ethical investment restrictions upon the Adviser’s instructions. In addition, a security may be sold when Federated believes it is showing deteriorating technical and fundamental indicators, due to sector rotations or geographical reallocations, or to manage concentration risk.

Ethical Investment Restrictions

The Wise Fund does not invest in corporations that derive substantial revenue (defined as more than 5% of total revenue) from alcohol, tobacco, pornography, pork, gambling, hydraulic fracturing, private prisons, or weapons industries as determined by the Adviser.

The Wise Fund will not invest in securities or other instruments that derive revenue from the receipt of interest from lending arrangements, preferred stocks and convertible securities or other instruments that pay interest from lending, or from the receipt of gains from futures contracts, trading debt, or trades that involve exchanging the same kind of monetary instruments (such as the same type of currency). The Wise Fund will, however, be able to invest in instruments that provide a fixed rate of return in transactions that are structured to be compliant with the Wise Fund’s ethical investment restrictions such as sukuk, certificates of deposit, bank notes, and short-term bank deposits.

Principal risks of investing in the Wise Fund

Although the Adviser makes every effort to achieve the Wise Fund’s objective of capital preservation and income, the Adviser cannot guarantee it will attain that objective. You could lose money by investing in the Wise Fund. The principal risks include:

❖

The Wise Fund invests in fixed income securities, which are subject to credit risk. Credit risk includes issuer credit risk, which is the risk that payments will not be paid when due in accordance with their terms. Such non-payment or default may reduce the value of the Wise Fund’s portfolio holdings, its share price, and its performance. The counterparty issuing the securities may not be able to pay the securities when due or otherwise fulfill their contractual obligations, which could reduce the value of the Wise Fund’s portfolio holdings, its share price, and its performance.

❖

A rise in prevailing interest rates generally will cause the price of a fixed-rate debt security to fall. Generally, the longer the duration or maturity of a security or weighted average maturity of the Wise Fund, the more sensitive its price is to a rise in interest rates. Recent and potential future changes in government monetary policy are likely to affect the level of interest rates.

❖

Sukuk involve many of the same risks that conventional bonds incur such as credit and counterparty risk, interest rate, maturity, and investment grade securities risk. In addition to these risks, there are certain risks specific to sukuk. These include various operational risks including default risk, a lack of institutional support, and risks related to the underlying assets. The sukuk markets are in their infancy and most sukuk trading is restricted to the primary markets. Unlike conventional bonds, sukuk tend to be held until maturity; thus, they are traded less frequently compared to conventional bonds.

❖

Investments in below investment-grade fixed-income securities may subject the Wise Fund to greater risks than other securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default), and liquidity risk. The ability of the issuer to make payments is predominantly speculative for below investment-grade fixed income securities.

❖

The Wise Fund may invest in profit-rate swaps, which are derivative contracts. Derivative contracts involve risks different from, and possibly greater than, risks associated with investing directly in securities and other traditional investments. These risks may include valuation and tax issues, increased potential for losses and/or costs to the Wise Fund, and a potential reduction in gains to the Wise Fund. Derivative contracts may also involve other risks described in this Prospectus or the Wise Fund’s Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity, and leverage risks.

❖

To secure its obligations relating to derivative contracts, the Wise Fund will either own the underlying assets, enter into offsetting transactions, or set aside cash or readily marketable securities. This requirement may cause the Wise Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Wise Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

❖

The Wise Fund invests in trade finance securities located primarily in or having exposure to global emerging markets. As such, the Wise Fund is subject to all the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance asset class such as liquidity risk, credit rating risk, and counter-party risk.

❖

When the Wise Fund invests in wakala, it will be subject to the credit risk of the bank acting as agent, and the risk that the bank will not manage the investment in a profitable manner.

❖

The stock market may fall in value, causing prices of stocks held by the Wise Fund to fall. Stock prices fluctuate based on changes to a company’s financial condition, on overall market, and economic conditions and on investors’ perception of a company’s soundness.

❖

Individual securities or other holdings in the Wise Fund may not perform as expected, and the Wise Fund’s portfolio management practices may not achieve the desired result.

❖

Investing in foreign securities involves risks not typically associated with U.S. investments, including, among others, adverse fluctuations in foreign currency values as well as adverse political, social, and economic developments affecting a foreign country, less publicly available information, more volatile or less liquid securities markets, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, potential difficulties in enforcing contractual obligations, less revealing accounting practices, inadequate or irregular regulation, and more volatile performance. Foreign financial markets may also have fewer investor protections. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. These factors may prevent the Wise Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the United States. There is also the risk of confiscation, taxation, currency blockage, or political or social instability.

❖

Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates or currency controls imposed by foreign governments. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Wise Fund’s investments denominated in the currency.

❖

The Wise Fund will concentrate its investments in the financial services industry.  Adverse developments affecting a security in the financial services industry may affect all securities in that industry, and any negative developments affecting that industry will have a greater impact on the Wise Fund than a fund that is not concentrated in that industry.  Further, because the Wise Fund’s investments are concentrated in securities issued by a limited number of counterparties, all of which share a single industry, the Wise Fund is even more susceptible to any single negative economic, technological, political, or regulatory occurrence that impacts the financial services industry than funds that are not similarly concentrated.

❖

Investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries including smaller market capitalization; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation, or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Wise Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

❖

The Wise Fund’s investment in securities issued by foreign governments and agencies of foreign governments (sovereign debt) differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Legal recourse is therefore limited.  The foreign sovereign debt securities the Wise Fund purchases involve specific risk, including that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems, and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there are no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part.

❖

The Wise Fund’s ethical investment restrictions will narrow the availability of investment opportunities in which it can invest. It is possible that the restrictions placed on investments may cause the Wise Fund to underperform compared to other funds that do not place such restrictions on their investments.

❖

The Wise Fund may invest up to 15% of its net assets in securities considered to be illiquid as defined by the Investment Company Act of 1940.  These can include certificates issued by foreign banks, trade finance, sukuk, and wakala.  As a result, if the Wise Fund receives a large amount of redemptions, the Wise Fund may be forced to sell such illiquid investments at a significant loss to be able to meet such redemption requests.

❖

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Wise Fund. Therefore, the Wise Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

You should consider investing in the Wise Fund if you are looking for capital preservation and income and are willing to accept the associated risks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Wise Fund by showing changes in the Wise Fund’s performance from year to year and by showing how the Wise Fund’s average annual returns for a calendar 1-year, 5 -year and 10 -year period compare with those of a broad measure of market performance. To obtain updated performance information, please call 888-350-3369. The Wise Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Annual Total Returns for the Years Ended December 31

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
0.93%
5.07%
1.92%
2.79%
-0.11%
1.38%
2.68%
0.09%
5.23%
3.52%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

For the period from 1-1-2020 through 12-31-2020, the total return for the Wise Fund was 3.52%

Best Quarter: ended 6-30-2020 4.10%

Worst Quarter: ended 3-31-2020 -3.53%

The Wise Fund’s inception date was April 6, 2010

Average Annual Total Returns

(For the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Return Before Taxes	3.52%	2.57%	2.33%
Return After Taxes on Distributions	2.99%	1.98%	1.75%
Return After Taxes on Distributions and Sale of Fund Shares	2.10%	1.72%	1.56%
ICE BofA ML US Corp & Govt 1-3 Yr. Index (reflects no deduction for fees, expenses or taxes)	3.34%	2.23%	1.63%

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if your Wise Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs) or 401(k) plans.

Investment Adviser

Azzad Asset Management, Inc. is the investment adviser to the Wise Fund.

Investment Sub-Adviser

Federated Investment Management Company is the sub-adviser to the Wise Fund.

Portfolio Managers

Jamal Elbarmil

Vice President of Azzad Asset Management

Portfolio manager of the Wise Fund since April 2010

Ihab Salib

Senior Portfolio Manager at Federated Investment Management Company

Portfolio manager of the Wise Fund since May 2014

John Polinski

Portfolio Manager at Federated Investment Management Company

Portfolio manager of the Wise Fund since May 2014

Buying and Selling Shares

You can buy, sell (redeem) or exchange shares of the Wise Fund, either through a financial professional or directly from the Wise Fund, on any day that the New York Stock Exchange is open.

Minimum to Open Fund Account	Minimum to Open IRA Account	Minimum Additional Investment
$4,000	$4,000	$300

To buy shares, contact your financial professional, or open an account by completing and signing an application (available at www.azzadasset.com/azzad-funds/ or by calling 888-350-3369). Make your check payable to the Wise Fund and mail to: Azzad Funds C/O Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

You may redeem your shares at any time at the NAV per share next determined after the transfer agent receives your redemption request.  If your redemption request is received prior to close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), your redemption will be priced the same day.  You can submit your request to redeem shares to the Wise Fund by telephone by calling 888-350-3369 or by mail to: Azzad Funds C/O Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Wise Fund are taxable to you as ordinary income or capital gains.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Wise Fund through a broker/dealer or other financial intermediary (such as a bank), the Wise Fund and its related companies may pay the intermediary for the sale of Wise Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Wise Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Funds’
Principal Investment Strategies and Related Risks

Investment objectives of the Azzad Ethical Fund

Azzad Ethical Fund pursues long-term total return by investing in companies that are in line with its ethical principles.

The investment objectives of the Ethical Fund are non-fundamental and may be changed by the Board without shareholder approval. The Ethical Fund’s policy to, under normal market conditions, invest at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in securities meeting the Ethical Fund’s ethical investment criteria is also non-fundamental and may be changed by the Board without shareholder approval. If the Board decides to change the Ethical Fund’s investment objectives or the 80% investment policy, shareholders will be given 60 days’ advance notice.

Principal investment strategy of the Azzad Ethical Fund

The Ethical Fund seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of U.S. mid-capitalization companies and, to a lessor extent, foreign mid-capitalization companies that common stocks of mid-capitalization companies that the Adviser believes are high quality and/or exhibit above-average growth potential. Under normal market conditions, the Ethical Fund will invest at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in securities meeting the Fund’s ethical investment criteria.  There is no guarantee, however, that the Ethical Fund will achieve its objective.

For purposes of this Ethical Fund, mid-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell Midcap® Growth Index (the “Index”) over the last 13 months at the time of purchase. As of December 31, 2020, this range of market capitalizations was between approximately $739.27 million and $61.396 billion. The size of the companies in an index changes with market conditions and the composition of the index. Securities of a company whose capitalization exceeds the mid-capitalization range after purchase will not be sold solely because of the company’s increased capitalization.

Ivy Investment Management Company (“IICO”) assists the Adviser in the management of the Ethical Fund by providing an investment model for the Adviser to use in managing the Ethical Fund’s investments. In addition, IICO recommends which securities should be purchased, retained or sold by the Ethical Fund, in accordance with the model. The Adviser retains sole discretion as to the timing and implementation of IICO’s recommendations. The Adviser will screen IICO’s model for companies that comply with the Ethical Fund’s ethical investment restrictions. From the screened model, the Adviser will decide which securities to purchase for the Ethical Fund. The Adviser may also choose to replace investments that do not pass its ethical investment restrictions with suitable replacements.

In selecting securities for its model, IICO primarily emphasizes a bottom-up (researching individual issuers) approach and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. IICO may look at various factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to shareholders, and a high gross margin and return on equity with low debt. IICO may also consider a company’s dividend yield. Part of IICO’s investment process includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

The Ethical Fund’s holdings tend to be allocated across a spectrum of growth companies comprised of three major categories: greenfield growth (companies that possess innovative products of services that IICO believes have the ability to maintain growth over the long-term); stable growth (companies that IICO believes are well-managed, have durable business models and are producing moderate, yet reliable, earning growth but that are not the fastest growth companies within the mid-capitalization growth universe); and unrecognized growth (companies, in IICO’s view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels, but still have the potential to deliver or reassert  growth).

The Adviser will sell a security if it falls out of compliance with the Ethical Fund’s ethical investment restrictions. The Adviser may also sell securities for a variety of reasons, such as when it is sold from IICO’s model, to secure gains, limit losses, raise cash, or redeploy assets into opportunities believed to be more promising, among others.

If the Adviser’s strategies do not work as intended, the Ethical Fund may not achieve its objective.

To take advantage of market inefficiencies, the Ethical Fund may be actively traded. During these periods, the Ethical Fund may have a higher turnover rate.

Investment objectives of the Azzad Wise Capital Fund

Azzad Wise Capital Fund’s investment objective is to provide shareholders with capital preservation and income.

The investment objective of the Wise Fund is non-fundamental and may be changed by the Board without shareholder approval. If the Board decides to change a Wise Fund’s investment objective, shareholders will be given 60 days advance notice.

Principal investment strategy of the Azzad Wise Capital Fund

Azzad Wise Capital Fund concentrates its investments in the financial services industry. The Wise Fund invests primarily in U.S. dollar denominated bank notes and certificates for payment issued by domestic and foreign counterparties in transactions structured to be compliant with the Wise Fund’s ethical investment restrictions.  Some of the certificates (called “sukuk”) are asset-based securities that represent ownership or interest in a tangible asset, or the usufruct of an asset. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts, and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuk do not earn interest payments.  Issuers of these certificates are anticipated to be international financial institutions, foreign governments, agencies of foreign governments and global corporations.

Other accounts (called “wakala”) are operated under the Islamic finance principle of wakala, which is an “agency agreement.” In its capacity as an agent, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. As agent, the bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with the investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank.

There is no assurance that the issuers of these fixed income securities will be able to make such payments.  Prior to entering into a transaction with a counterparty, the Wise Fund’s sub-adviser, Federated, reviews the counterparty’s credit rating and, if the counterparty is unrated, conducts due diligence on the counterparty's financial condition and credit history. The Wise Fund anticipates approximately 80% of the Wise Fund’s fixed income securities will be investment grade at the time of purchase, based upon the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs).  Approximately 20% of the Wise Fund’s fixed income securities may be below investment grade (but not lower than a B rating by Moody’s or equivalent NRSRO).  The Wise Fund may also invest in unrated securities (securities that are not rated by a rating agency) if the Wise Fund determines that the securities are of comparable quality to rated securities that the Wise Fund may purchase.

The Wise Fund may also invest in short term income producing investments, such as money market accounts and certificates of deposit that the Adviser determines are compliant with the Wise Fund’s ethical investment restrictions.  Short term investments are securities that have a remaining maturity of 12 months or less, or that have provisions that permit the Wise Fund to require the issuer to repurchase the security within a period of 12 months or less.  Issuers of these short-term investments are anticipated to be banks and other financial institutions.

The Wise Fund may also invest in securities issued in transactions where the Wise Fund purchases (in the commodities markets) warrants for commodities such as metals from a party other than the counterparty, and nearly simultaneously sells to a counterparty the underlying commodities in exchange for a note payable by the counterparty providing a fixed return that is due in a fixed amount of time following the transaction.  The Wise Fund may also invest in securities issued in other transactions, provided that the Adviser determines that the transactions are structured to be compliant with the Wise Fund’s ethical investment restrictions.

The Wise Fund may invest up to 10% of its net assets (at the time of purchase) in domestic and international common stocks of any market capitalization, including emerging market securities. The Adviser intends to emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings.

The Wise Fund may invest up to 15% of its net assets in illiquid securities as defined by the Investment Company Act of 1940, which may include up to 15% of its net assets in trade finance.  Generally, these securities evidence transactions where the flow of goods or services (typically of a cross-border nature) and a financing need. These trade finance structures are subject to significant individual variation. The Wise Fund’s trade finance investments are expected to consist primarily of loans, or similar instruments used to finance international trade and related infrastructure projects. These are expected to include, but not be limited to, facilities for pre-export finance, process and commodities finance, receivables financing, letters of credit and other documentary credits, promissory notes, bills of exchange and other negotiable instruments. The Wise Fund may engage in such investments by way of purchase, assignment, participation, guarantee, insurance or any other appropriate financial instrument.

The Wise Fund may use profit-rate swaps, a type of derivative contracts to develop its investment strategy. Derivative contracts are financial instruments that require payments based upon changes in the values of designated assets or instruments (each a “Reference Instrument” and collectively, “Reference Instruments”). The Wise Fund expects to only enter into profit rate swaps, and as such, will be exposed only to Reference Instruments that are referenced in these transactions. Each party to a derivative contract may sometimes be referred to as a counterparty.

The Wise Fund expects to trade all derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Wise Fund and a financial institution.  To secure the Wise Fund's obligations relating to its derivative positions, the Wise Fund must pledge collateral as security to the broker. This pledged collateral is segregated and maintained with the Wise Fund's custodian.

In a profit-rate swap, two parties enter into a series of separate contracts. The Islamic profit rate swap allows two parties to exchange a series of profit payments in a single currency in exchange for another series of payments in the same currency. For example, it allows for the exchange of profit rate cash flows between a fixed rate party and a floating rate party or vice versa implemented through the execution of a series of underlying contracts to trade certain assets under the Shariah principles of Murabaha. The profit rate cash flows are calculated on a notional principal amount, at specified intervals during the life of the agreement.

The Wise Fund anticipates that the maturity of the securities in the portfolio will range from one to fifteen years and that the average duration of the portfolio will range from one to three years.

Federated directs the investment of most of the Wise Fund’s assets, furnishing investment information, advice and recommendations to the Wise Fund as to the acquisition, holding or disposition of securities or other assets that the Wise Fund may own or contemplate acquiring from time to time. The Adviser will oversee Federated and be responsible for the day-to-day portfolio management of the Wise Fund related to the dividend-yielding equity portion of the Wise Fund’s portfolio and for ensuring that the Wise Fund’s holdings and portfolio management complies with its ethical investment restrictions.

Ethical Investment Restrictions

The Funds do not invest in corporations that derive substantial revenue (defined as more than 5% of total revenue) from alcohol, tobacco, pornography, pork, gambling, hydraulic fracturing, private prisons, or weapons industries as determined by the Adviser.

The Funds will not invest in securities or other instruments that derive revenue from the receipt of interest from lending arrangements, preferred stocks and convertible securities or other instruments that pay interest from lending, or from the receipt of gains from futures contracts, trading debt or trades that involve exchanging the same kind of monetary instruments (such as the same type of currency).  The Funds will, however, be able to invest in instruments that provide a fixed rate of return in transactions that are structured to be compliant with the Funds’ ethical investment restrictions.

Principal risks of investing in the Funds

Although the Adviser makes every effort to achieve each Fund’s objective, the Adviser cannot guarantee it will attain those objectives. You could lose money by investing in the Funds.

The principal risks of investing in the Funds include:

❖

The stock market may fall in value, causing prices of stocks held by the Funds to fall. Stock prices fluctuate based on changes to a company’s financial condition, on overall market and economic conditions and on investors’ perception of a company’s soundness. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

❖

The Funds’ ethical investment restrictions do not allow investing in certain businesses, and there are broad limitations upon the types of securities or other instruments in which the Funds may invest, as well as upon commonly used investment techniques. As a result, the Funds will not be able to participate in strong performance from those businesses and may not be able to earn income comparable to other funds from non-invested assets.

❖

The Funds are subject to management risk because they are actively managed portfolios. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation or depreciation potential.

❖

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds’ portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds’ portfolios.  The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Funds. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

In addition to the above risks, the following are principal risks of investing in Azzad Ethical Fund:

❖

Medium-capitalization stocks held by the Ethical Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks also could be more volatile than large capitalization stocks. Medium-cap companies are more likely to have more limited product lines, fewer capital resources, and less depth of management than larger companies.

❖

Growth stocks can react differently to issuer, political, market, and economic developments than the overall market and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile in price than the overall stock market.  In addition, companies that the Adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

❖

Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Ethical Fund invests primarily in securities issued by mid-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by large companies. Medium-sized companies typically have less seasoned management, narrower product lines, and less capital reserves and liquidity than larger companies.

❖

At times, the Ethical Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Ethical Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

❖

Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights;

obsolescence of existing technology; general economic conditions; and government regulation.

In addition to the above risks, the following are principal risks of investing in Azzad Wise Capital Fund:

❖

Because the Wise Fund may invest in foreign stocks, it may also be subject to foreign investing risk.  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign financial markets may also have fewer investor protections and more volatile or less liquid securities markets.  Foreign investing involves less publicly available information. Foreign companies may receive less coverage than US companies by market analysts and the financial press. These factors may prevent the Wise Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, expensive and reliable as the information available concerning companies in the United States.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.  There is also the risk of confiscation, taxation, currency blockage or political or social instability.  Foreign accounting may be less revealing than American accounting practices.  Foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Wise Fund’s performance to fluctuate more than if it held only U.S. securities.

❖

Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates and currency controls imposed by foreign governments. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Wise Fund’s investments denominated in the currency.

❖

The Wise Fund will invest in certificates, notes and other securities, which are subject to credit risk.  Credit risk includes issuer credit risk, which is the risk that payments will not be paid when due in accordance with their terms. Such non-payment or default may reduce the value of the Wise Fund’s portfolio holdings, its share price and its performance. The counterparty issuing the securities may not be able to pay the securities when due, which could result in a loss to a Wise Fund.  Further, because the Wise Fund’s investments are concentrated in securities issued by a limited number of counterparties, all of which share a single economic sector, the Wise Fund is even more susceptible to losses resulting from a particular counterparty’s inability to pay a security when due and from changes in economic conditions that impact all of the counterparties in that sector. The Wise Fund will also be exposed to credit risk with respect to counterparties to profit-rate swaps to the extent that the counterparty fails to meet its obligations, the Wise Fund may lose the benefit of the transaction or be prevented from selling or buying other securities to implement its investment strategy.

❖

Investments in below investment grade fixed income securities may subject the Wise Fund to greater risks than other securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make payments is predominantly speculative for below investment-grade fixed income securities. Approximately 20% of the Wise Fund’s fixed income securities may be below investment grade (but not lower than a B rating by Moody’s or equivalent NRSRO).  The Wise Fund may also invest in unrated securities (securities that are not rated by a rating agency) if the Wise Fund determines that the securities are of comparable quality to rated securities that the Wise Fund may purchase. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Wise Funds.  Issuers of securities with lower investment grade categories are more vulnerable to changes in economic conditions than issuers of higher grade securities.

❖

The Wise Fund’s investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. In addition, foreign investors may be required to register or pay taxes or tariffs on the proceeds of securities sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Wise Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Wise Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

❖

The Wise Fund will concentrate its investments in the financial services industry.  Adverse developments affecting a security in the financial services industry may affect all securities in that industry, and any negative developments affecting that industry will have a greater impact on the Wise Fund than a fund that is not concentrated in that industry.  Further, because the Wise Fund’s investments are concentrated in securities issued by a limited number of counterparties, all of which may share a single industry, the Wise Fund is even more susceptible to any single negative economic, technological, political, or regulatory occurrence that impacts the financial services industry.

❖

The Wise Fund’s investment in securities issued by foreign governments and agencies of foreign governments (sovereign debt) differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Legal recourse is therefore limited.  The foreign sovereign debt securities the Wise Fund purchases involve specific risk, including that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there are no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part.

A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

❖

The Wise Fund intends to invest in certain instruments that may be illiquid.  As a result, if the Wise Fund receives a large amount of redemptions, the Wise Fund may be forced to sell such illiquid investments at a significant loss to be able to meet such redemption requests.

❖

The Wise Fund invests in trade finance securities located primarily in or having exposure to global emerging markets. As such, the Wise Fund is subject to all the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance asset class such as liquidity risk, credit rating risk, and counterparty risk.

❖

Sukuk involve many of the same risks that conventional bonds incur such as: credit and counterparty risk, interest rate, maturity and investment grade securities risk. In addition to these risks, there are certain risks specific to sukuk. These include various operational risks including default risk, a lack of institutional support and risks related to the underlying assets. The sukuk markets are in their infancy with limited issuers. Unlike conventional bonds, sukuk tend to be held until maturity; thus, they are traded less frequently compared to conventional bonds.

❖

When the Wise Fund invests in wakala it will be subject to the credit risk of the bank acting as agent, and the risk that the bank will not manage the investment in a profitable manner.

❖

Certificates of deposit, bank notes and short-term money market instruments in which the Wise Fund invests can fluctuate in value. Like other fixed income securities, they are subject to risk, including market and credit risk. They also may be subject to counterparty risk, which is the risk that the other party(s) to an agreement or a participant in a transaction, such as a bank, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction. This could reduce the value of the Wise Fund’s portfolio holdings, its share price, and its performance. To the extent that the Wise Fund’s assets are deposited into short term money market instruments, it will be more difficult for the Wise Fund to achieve its objective.

❖

The Wise Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Wise Fund expects to maintain its average duration range within one to three years.

❖

The Wise Fund may invest in profit-rate swaps, which are derivative contracts.  Derivative contracts involve risks different from, and possibly greater than, risks associated with investing directly in securities and other traditional investments. These risks may include valuation and tax issues, increased potential for losses and/or costs to the Wise Fund, and a potential reduction in gains to the Wise Fund.

Derivative contracts may also involve other risks, such as interest rate, credit, currency, liquidity and leverage risks.  Profit-rate swaps are OTC derivatives contracts, which generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.  Profit-rate swaps also create leverage risk by exposing the Wise Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Wise Fund’s risk of loss and potential for gain.

❖

To secure its obligations relating to derivative contracts, the Wise Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Wise Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Wise Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Portfolio Holdings Disclosure Policies

A description of the Wise Funds’ policies regarding disclosure of the securities in the Wise Funds’ portfolios is found in the Statement of Additional Information.

Temporary Defensive Positions

During uncertain market, economic, political or other unfavorable conditions, the Funds may adopt a temporary defensive position. Under these circumstances, the Funds may hold up to 100% of their assets in non-interest-bearing cash accounts. The Funds will not invest in interest-paying instruments frequently used by other mutual funds for this purpose. During these periods, the Funds may not achieve their investment objective.

Management, Organization & Capital Structure

The Investment Adviser

Azzad Asset Management, Inc. (the “Adviser”), 3141 Fairview Park Drive, Suite 355, Falls Church, Virginia 22042, serves as investment adviser to the Azzad Funds. The Adviser is a privately held corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, with the U.S. Securities and Exchange Commission. The Adviser was incorporated in the State of Delaware on June 9, 2000. The Adviser was initially formed as Zad Asset Management, LLC in the State of Virginia on August 4, 1997 and was converted into a corporation under Delaware law in June 2000 under the current name. The Adviser currently manages investments for clients other than the Funds and may continue to do so in the future.

Under the terms of the advisory agreements between the Adviser and the Trust, the Adviser is responsible for formulating the Funds’ investment program making investment decisions and engaging in portfolio transactions for the Funds.  The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Funds’ operations. The Adviser is responsible for ensuring compliance with the Funds’ investment policies and guidelines.

Under a management agreement with the Trust, the Adviser earns an annual management fee equal to 0.80% of the average daily net assets for the Ethical Fund and 1.19% of the average daily net assets for the Wise Fund.  As of January 1, 2021, the Adviser has voluntarily reduced its annual management fee to 0.80% of the average daily net assets for the Wise Fund.  Each Fund’s sub-advisory fee is paid out of the annual management fee that the Adviser receives, not by the Fund. The Adviser has agreed to contractually waive all or a portion of its fees and/or reimburse each Fund for certain operating expenses, to the extent necessary to limit the fund’s net annual operating expenses (excluding brokerage costs; borrowing costs including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the such Fund invests; and litigation and other extraordinary expenses) to: 0.99% of average daily net assets of the Ethical Fund and 1.29% of average daily net assets of the Wise Fund through December 1, 2023. These fee waivers and expense reimbursements are subject to possible recoupment from each respective Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the expense limits that were in place at the time of the waiver or reimbursement and the expense limits in place at the time of recoupment. These agreements may be terminated only by the Funds’ Board.   As of January 1, 2021, the Adviser has voluntarily agreed to lower the expense cap for the Wise Fund from 1.29% to 0.89% of average daily net assets of the Wise Fund. This waiver will continue until at least October 31, 2021.

For the fiscal year ended June 30, 2020, the Adviser earned 0.80% for services to the Ethical Fund and 0.64% (after waivers). For its services to the Wise Fund, for the fiscal year ending June 30, 2020, the Adviser earned 1.19% (before waivers) and 1.06% (after waivers).

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreements with the Adviser is available in the Funds’ annual report to shareholders for the period ended June 30, 2020.

The Sub-Adviser to the Azzad Ethical Fund

Ivy Investment Management Company (“IICO”), a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200, serves as the sub-adviser to the Ethical Fund as of January 2021.  IICO is an SEC-registered investment adviser with approximately $67.9 billion in assets under management as of September 30, 2020. As sub-adviser, IICO provides the Adviser with a model, specific portfolio investment recommendations, and other consulting services.

Under a sub-advisory agreement between the Adviser and IICO, IICO earns an annual sub-advisory fee equal to an flat fee of 0.25% of the Ethical Fund’s average daily net assets. The sub-advisory fee is paid out of the annual management fee the Adviser receives, not by the Ethical Fund. A discussion regarding the basis for the Board’s approval of the Ethical Fund’s sub-advisory agreement with IICO will be available in the Ethical Fund’s next semi-annual report to shareholders.

Portfolio Managers

Since April 2000, Mr. Jamal Elbarmil has served as the Vice President of Azzad Asset Management, Inc. He previously served as portfolio manager for the Ethical Fund from October 2008 to March 27, 2017 and has served as a portfolio manager for the Wise Fund since its inception. He is responsible for the day to day management of each Fund’s portfolio. He holds a master’s degree in Information Systems from the American University in Washington, DC. Mr. Elbarmil reviews the Funds’ holdings and performance to ensure compliance with the Funds’ respective strategies. Prior to joining Azzad, Mr. Elbarmil was Vice President of Technology for Information Policy & Administration, Inc. in Virginia where he supervised the development of software systems. Mr. Elbarmil has nearly 20 years of investment experience.

Kimberly A. Scott is a Senior Vice President of IICO. She has served as portfolio manager of several investment companies managed by IICO since February 2001. She served as an investment analyst with IICO from April 1999 to February 2001. Ms. Scott earned a BS degree in Microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. She is a Chartered Financial Analyst (CFA) Charterholder.

Nathan A. Brown is a Senior Vice President of IICO. He joined IICO in June 2003 as an investment analyst. He was appointed Assistant Vice President in January 2010 and has served as an assistant portfolio manager of investment companies managed by IICO since February 2011. Mr. Brown earned a BBA in Finance from the University of Iowa and holds an MBA with an emphasis in Finance and Accounting from Vanderbilt University.

The Sub-Adviser to the Azzad Wise Capital Fund

Federated Investment Management Company (“Federated”), a Delaware statutory trust, located at 1001 Liberty Avenue, Pittsburgh, PA, 15222, serves as sub-adviser to the Wise Fund. Federated is an indirect, wholly-owned subsidiary of Federated Hermes, a Pennsylvania corporation with a principal address of 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, and a publicly owned company (Ticker Symbol: FHI).  Federated Hermes, Inc. owns 100% of the outstanding voting securities of FII Holdings, Inc., a Delaware corporation with a principal address of 1105 N. Market Street, Suite 1300 Wilmington, DE 19801.  FII Holdings owns 100% of the outstanding voting securities of Federated.

Federated is an SEC registered investment adviser that had approximately $344.3 billion in assets under management as of December 31, 2019. As sub-adviser, Federated manages the Fund’s portfolio and implements trades on behalf of the Fund.

Under a sub-advisory agreement between the Adviser and Federated, Federated earns an annual sub-advisory fee equal to 0.35% of the average daily net assets for the portion of the Wise Fund that it manages. As of January 1, 2021, the Sub-adviser has voluntarily reduced its annual sub-advisory fee to 0.25% of the average daily net assets for the portion of the Wise Fund that it manages. The sub-advisory fee is paid out of the annual management fee the Adviser receives, not by the Wise Fund. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement with Federated is available in the Fund’s Annual Report to Shareholders for the period ended June 30, 2020.

Portfolio Managers

Ihab Salib is a Senior Vice President and Senior Portfolio Manager at Federated. Ihab Salib has been a Senior Portfolio Manager with Federated since January 2002, and Head of the International Fixed Income Group since January 2007. Mr. Salib joined Federated in April 1999 as a Senior Fixed Income Trader and Assistant Vice President. In 2007 was named Senior Vice President. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed Income Analyst with UBS Brinson, Inc. Mr. Salib received a B.A. with a major in Economics from Stony Brook University.

John Polinski is a Vice President and Portfolio Manager and Senior Investment Analyst at Federated. Mr. Polinski joined Federated in October 2005 as Senior Investment Analyst and Vice President-. Previously, Mr. Polinski served as Vice President and Portfolio Manager, High Yield Credit Research, with DWS/Deutsche Asset Management. Mr. Polinski received a B.A. from the University of Pittsburgh and an M.B.A. from the University of South Carolina.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Ethical Fund and Wise Fund.

Manager of Managers Structure

The Adviser, on behalf of itself and on behalf of each Fund and any other funds that the Adviser may advise in the future, has applied for an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that, if granted, will permit the Adviser, with the Board’s approval, to enter into, replace, or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval.  Shareholders will be notified within 90 days of the engagement of any different or additional sub-adviser or sub-advisers to manage the Fund’s portfolio. The Order will also allow the Fund, in accordance with certain conditions, to disclose only adviser compensation without disclosing the sub-adviser fee rate.  Under the Order, the Adviser will have the ultimate responsibility (subject to oversight by the Board) to oversee any investment sub-advisers and recommend their hiring, termination and replacement, and the Adviser may, at times, recommend to the Board that a Fund change, add or terminate its investment sub-adviser; continue to retain its investment sub-adviser even though the investment sub-adviser’s ownership or corporate structure has changed; or materially change the investment sub-advisory agreement with its investment sub-adviser.  There is no assurance that the Order will be obtained.

At a special meeting of the shareholders held on December 28, 2020, shareholders of the Ethical Fund and Wise Fund approved the use of the Order.

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay the distributor a fee for the sale and distribution of a Fund’s shares and services it provides to shareholders. The maximum amount of the fee authorized is 0.15% of the Ethical Fund’s average daily net assets annually and 0.05% of Wise Fund’s average daily net assets annually.  Because these fees are paid out of a Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges. Fees paid under the Plan may not be waived for individual shareholders.

In addition to paying fees under the Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for various shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Shareholder servicing agents and broker-dealers may charge investors a fee for use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures like those offered to shareholders who invest in a Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. Accordingly, the net return to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in a Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

Custodian, Transfer & Dividend Disbursing Agents

Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, serves as custodian for the Funds’ cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. The Custodian does maintain certain financial and accounting books and records pursuant to an agreement with the Funds.

Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, serves as the transfer agent and dividend-disbursing agent for the Funds and in that capacity maintains certain books and records for the Funds.

Shareholder inquiries relating to a shareholder account should be directed by writing to Azzad Funds c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH, 44147 or by telephoning Azzad Funds (toll-free) at 888-350-3369, Monday through Friday (except holidays), between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time.

Organization

Ethical Fund and Wise Fund are each a series of the Azzad Funds, a Massachusetts business trust that is registered with the SEC as an open-end, management investment company. It is not intended that meetings of the Funds’ shareholders be held except when required by Federal or Massachusetts state law. All shareholders of the Funds are entitled to vote at shareholders’ meetings. From time to time, large shareholders may control the Funds.

At What Price Are Shares Sold?

Shares of the Funds are sold at their offering price, which is the net asset value per share or “NAV” without any sales charge.  The offering price that applies to a purchase order is based on the next calculation of the NAV per share that is made after a Fund receives the purchase order.  The NAV of a Fund will fluctuate.

How Your Share Price (NAV) is Determined?

The NAV of shares of a Fund is determined normally at 4:00 p.m. Eastern Time, on each day that the New York Stock Exchange (the “NYSE”) is open for trading (referred to in this Prospectus as a “regular business day”).  The NAV per share is determined by dividing the value of a Fund’s net assets by the number of shares that are outstanding.

A Fund’s securities are valued based on market quotations, if available.  If market quotations are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value a Fund’s assets at their fair value according to policies approved by, and subject to supervision by, the Funds’ Board.

It is not anticipated that market quotations will be available for some of the securities in which the Wise Fund invests.  Accordingly, the Adviser will need to price the securities using the Trust’s fair value pricing guidelines.  In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the fair value of securities is intended to be the amount which the owner might reasonably expect to receive for them upon their current sale.  However, as the Adviser’s fair valuation of securities will be based upon its analysis of factors it considers relevant, the fair value price may differ from the price that would be received if the securities were sold.  If the fair value price differs, a shareholder may receive more or less proceeds or shares from redemptions and purchases of Fund shares than if the securities were priced at the price that would be received upon their current sale.  Similarly, the performance of a Fund may be affected.  A Fund also may not be able to receive a security’s fair value if the Fund should sell the security.

Securities with remaining maturities of 60 days or less are generally fair valued at amortized cost, as the Board believes that this method of valuing short-term investments approximates market value.

A Fund’s shares are not priced on the days when the NYSE trading is closed. A Fund’s NAV may be calculated earlier, however, if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (“SEC”). Your order (redemption or purchase) will be priced at the next NAV calculated after the Fund receives your order.

If a security or securities that a Fund owns are traded when the NYSE is closed (for example, on a foreign exchange or in an after-hours market) the value of a Fund’s assets may be affected on days when a Fund is not open for business. In addition, trading in some of a Fund’s portfolio holdings may not occur on days when a Fund is open for business.  In addition, a Fund may not make any purchases or sales of securities on some days when a Fund is open for business.

Shareholder Guide

How to Purchase Your Shares

Shares of a Fund are offered for sale on a continuous basis.

▪

The minimum initial investment for Wise Fund is $4,000 (and $300 for accounts using Automated Clearing House (“ACH”) transactions, regardless of the type of account). The minimum initial investment for Ethical Fund is $1,000 and $500 for IRA/Coverdell IRAs (and $50 for accounts using Automated Clearing House (“ACH”) transactions, regardless of the type of account).

▪

There is no minimum initial investment for investments made through broker-dealers and wirehouses.

▪

The minimum subsequent investment for Ethical Fund is $50 and $300 for Wise Fund; there is no minimum subsequent investment for investments made through broker-dealers and wirehouses.

▪

The Funds may waive the investment minimums at their discretion.

The price for a Fund’s shares is a Fund’s NAV next determined after receipt of your purchase order.

BY MAIL: You may purchase shares of a Fund by completing and signing an Account Application form enclosed with this Prospectus and mailing it, together with your check made payable to the Azzad Funds and a copy of your driver’s license (for identification verification purposes), to the address listed below:

Azzad Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address set forth above.  Third party checks will not be accepted, and the Funds reserve the right to refuse to accept other checks. Bounced checks or checks in which funds cannot be collected will be charged a $30 fee.

In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your Application, as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you should supply your full name, birth date, social security number and permanent street address. The Funds reserve the right to close the account if clarifying information/documentation is not received within 5 business days.

BY TELEPHONE: Once your account is open, you may make subsequent investments by telephone by calling toll free at 888-350-3369. Payment for shares purchased by telephone is due within three business days after the date of the transaction. Investments by telephone are not available in the Funds’ retirement account administered by the Funds’ transfer agent or its agents.

If your telephone order to purchase shares is canceled due to nonpayment (whether or not your check has been processed by the Funds), you will be responsible for any loss incurred by the Funds because of such cancellation.

BY WIRE:  You may make your initial or subsequent investments in the applicable Fund by wire transfer. To enable timely processing and transaction analysis, investors wiring funds must first notify the transfer agent of the investment. Please call Mutual Shareholder Services at: 888-350-3369 for additional information regarding sending wire transfers.

To assure proper receipt, please be sure your bank includes the Fund name and the account number that has been assigned to you. If you are opening a new account, please complete the Account Application form and mail it to the address indicated in “By Mail” above after completing your wire arrangement.

Wire purchases are completed when wired payment is received and the Funds accept the purchase.  The Funds and their agents are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.  Note: federal funds wire purchase orders will be accepted only when the Funds and Custodian Bank are open for business.

There are no wire fees charged by the Funds for purchases of $1,000 or more. A wire fee of up to $20 will be charged by the Funds on wire purchases of less than $1,000. Your bank also may charge wire fees for this service.

BY AUTOMATIC INVESTMENT PLAN:  You may make subsequent investments automatically for as little as $50 a month for the Ethical Fund and $300 a month for the Wise Fund, beginning within thirty (30) days after your account is opened by completing the automatic investment plan (“AIP”) form authorizing the Azzad Funds to draw on your bank account. Ask your bank whether it will honor debits through the ACH or, if necessary, preauthorized checks. You may change the date or amount of your investment at any time by written instruction received by the Fund at least fifteen business days before the change is to become effective. Dates available for AIPs, are the 10th and 20th of each month (or the nearest business day thereafter). A fee of $30 will be charged for returned ACH payments.

Additional Information About Purchases

All purchases of shares are subject to acceptance by the Funds and are not binding until accepted. The Funds reserve the right to reject any application or investment. Orders are priced as of the close of trading on the NYSE, usually as of 4:00 p.m., Eastern Time, Monday through Friday, exclusive of days when the NYSE is closed.

Fees and charges associated with purchasing shares of the Funds are set forth in this Prospectus.  However, investors may purchase and sell shares through registered broker-dealers who may charge additional fees for their services.

If checks are returned unpaid due to insufficient funds, stop payment or other reasons, the Funds will charge $30 and you will be responsible for any loss incurred by the Funds with respect to canceling the purchase. To recover any such loss or charge, the Funds reserve the right, without further notice, to redeem shares already owned by any purchaser (in the Funds) whose order is canceled and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier’s check.

Investments paid for by checks drawn on foreign banks may be deferred until such checks have cleared the normal collection process.  In such instances, your investment will be priced at the NAV next determined after receipt of the check, and any amounts charged to the Funds for collection procedures will be deducted from the amount invested.

In addition, you will be required to provide information such as your birth date, social security number, address and other relevant information to help us verify your identity. For most accounts, you will be required to submit a photocopy of your driver’s license or other picture identification. If you do not provide this information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account. We also reserve the right to close your account for other lawful reasons including but not limited to: reasonable suspicion of money laundering, fraud, terrorism or other illegal activity relating to the account.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.  Investor orders will be priced at the respective Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. Investors may be charged a fee if they effect transactions through a broker or agent.

How to Sell Your Shares

You may request to sell all or a portion of your shares at any time at the NAV per share next determined after the transfer agent receives your redemption request in proper form. To be in proper form, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

If your redemption request is received prior to close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), your redemption will be priced the same day. Any redemption request received after that time will be priced the next business day.

BY MAIL: Your request must include:

a) Original signatures of each registered owner exactly as the shares are registered;

b) The Fund name and the account number;

c) The number of shares or dollar amount to be sold; and

d) Any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities.

Send your written request for redemption to:

Azzad Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Dr., Suite 400

Broadview Heights, OH 44141-1939

BY TELEPHONE:  Redemptions by telephone can be made by calling 888-350-3369. If you do not wish to allow telephone redemptions by any person on the account, you should decline that option on the account application.

This feature can only be used on non-institutional accounts if:

a)

The redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account;

b)

There has been no change of address of record on the account within the preceding 30 days;

c)

The person requesting the redemption can provide proper identification; and

d)

The proceeds of the redemption do not exceed $15,000.

Regarding telephone redemptions, neither the Funds nor the transfer agent will be responsible for acting upon any instructions reasonably believed by them to be genuine.  The Funds and/or the transfer agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmations, and tape recording conversations); and if the Funds or the transfer agent does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions. Shareholders should be aware that they may have trouble effecting telephone redemptions during times of a market downturn or other emergency.

SPECIAL REDEMPTION ARRANGEMENTS

Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions.  For further information, call the Funds at 888-350-3369.

SIGNATURE GUARANTEE

Redemptions more than $50,000 currently require a signature guarantee.  A signature guarantee verifies the authenticity of your signature and the guarantor must be an eligible guarantor. To be eligible, the guarantor must be a participant in a STAMP program (a Securities Transfer Agents Medallion Program). You may call the Funds at 888-350-3369 to determine whether the guarantor is eligible.

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL: If your redemption check is mailed, it is usually mailed within 48 hours of receipt of the redemption request in proper form; however, the Funds have up to seven days to mail your redemption proceeds.  If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to 15 days from the purchase date. You may avoid this requirement by investing by bank wire (federal funds). Please notify the Funds promptly in writing of any change of address.

BY WIRE: You may authorize the Funds to transmit redemption proceeds by wire provided you send written instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following receipt of a redemption request in proper form.  However, the Funds may hold redemption proceeds for up to seven days.  If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to 15 days from the purchase date. A wire fee of up to $20 will be charged by the Funds, which is deducted from your redemption proceeds.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

(1)

The redemption price may be more or less than your cost to purchase the shares, depending on the net asset value of a Fund’s portfolio next determined after your request is received.

(2)

A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W 4-P and must state a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax. IRA distributions must be accompanied by an Azzad Funds distribution application.

(3)

A Fund may redeem existing accounts and refuse a potential account the privilege of having an account in a Fund if the Fund reasonably determines that the failure to do so would have a material adverse consequence to the Fund and its shareholders.

(4)

Excessive short-term trading has an adverse impact on effective portfolio management as well as upon a Fund’s expenses. The Funds may refuse investments from shareholders who engage in short term trading.

Market Timing and Redemption Fees

The Funds are intended for long-term investors and do not accommodate frequent transactions. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order or exchange request, in whole or in part, for any reason and without prior notice. The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Funds’ performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is severely limited because the Funds do not generally have access to the underlying shareholder account information.  The Funds will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.  However, the Funds have entered into agreements with financial intermediaries that require the intermediary to provide individual shareholder information for shareholders holding shares in omnibus accounts.

MANDATORY REDEMPTIONS

To reduce expenses, the Funds may redeem all of the shares in any shareholder account, other than an active automatic investment plan, UGMA/UTMA and retirement plan account, if, for a period of more than three months, the account has a net value of $500 or less and the reduction in value is not due to market action. If a Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice.  No account-closing fee will be charged to investors whose accounts are closed under the mandatory redemption provision.

How to Exchange Your Shares

As an Azzad shareholder, you may exchange your shares of any Fund for shares of any other Azzad Funds, subject to the minimum investment requirement of the Fund. The exchange is treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax. You may request the exchange by contacting the Fund at the phone number or address provided in the “By Telephone” and “By Mail” sections above.

It is your responsibility to obtain and read a prospectus of the Fund you are exchanging your shares for before you make an exchange. In addition:

▪

You may make up to two exchanges out of the Fund during a calendar year.  This limit helps keep the Fund’s net asset base stable and reduces the Fund’s administrative expenses.

▪

If you exchange shares into or out of the Fund, the exchange is made using the net asset value per share of the Fund next determined after the exchange request is received.

▪

In times of extreme economic or market conditions, exchanging shares by telephone may be difficult.  To receive the NAV as of the date of your exchange, your exchange request must be received before that day’s close of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

▪

Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or a loss for federal income tax purposes.

No exchange will be accepted unless the registration of the two accounts is identical.  Neither the Funds nor the Funds’ transfer agent are liable for following exchange instructions communicated by telephone that they reasonably believe to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, the Funds’ transfer agent may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

Taxes, Dividend, and Distribution

Taxation of the Funds

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here, but you should consult your tax consultant about your situation. Although it is not an investment objective, the Funds’ Adviser will attempt to consider the tax consequences of its investment decisions. However, there may be occasions when the Adviser’s investment decisions will result in a negative tax consequence for the Funds’ shareholders.

TAXES ON DISTRIBUTIONS. The Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so that it will not be liable for Federal income tax. Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

The Funds will mail reports to you containing information about the Funds’ distributions during the year after December 31 of each year (by January 31st). Consult your tax adviser about the Federal, state and local tax consequences of your particular circumstances.

TAXES ON REDEMPTIONS OF SHARES. The sale of a Fund’s shares is a taxable transaction for Federal income tax purposes. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statement so that you or your tax professional will be able to determine whether a sale will result in a taxable gain or loss.

“BUYING A DIVIDEND” All distributions reduce the net asset value of a Fund’s shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of the Funds shortly before a distribution. If you do, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

TAX WITHHOLDING. The Funds may be required to withhold U.S. federal income tax from all taxable distributions and from proceeds from certain sales payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Any such withheld amounts may be credited against the shareholder’s U.S. federal income tax liability.

Distributions

As a shareholder, you are entitled to your share of a Fund’s net income and capital gains on its investments. A Fund passes substantially all its earnings along to its investors as distributions.  When a Fund earns dividends from stocks and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

LONG-TERM VS. SHORT-TERM CAPITAL GAINS:

▪

Long-term capital gains are realized on securities held by a Fund for more than one year and are part of your capital gain distribution.

▪

Short-term capital gains are realized on securities held by a Fund for less than one year and are part of your dividend distributions.

The Funds distribute capital gains, if any, annually. The Wise Fund distributes dividends, if any, monthly and the Ethical Fund distributes dividends, if any, annually. This policy is subject to change at any time. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

Shareholder Services

Online Account Access

For your convenience, you may access your account online 24 hours a day/7 days a week to review your account balances or histories. Simply go to the Azzad website at https://azzadasset.com/client-access/ and use your social security number (or tax identification number) and investor number (located on your account statement) to access your Azzad Funds account. To obtain additional information about accessing your account online, call toll free 888-350-3369.

Automatic Investment Plan

Automatic investment plans are available for your convenience to purchase shares at specified intervals (10th or 20th of each month) without having to manually initiate each transaction. Automatic investment plans allow you to purchase Fund shares by having specified amounts automatically deducted from your bank account and invested in a Fund monthly. To establish this service for your account, you may contact Azzad toll free at 888-350-3369 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or visit the Azzad website at www.azzadfunds.com. This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Funds, there may be periodic delays in posting the funds to your account.

Dollar-cost averaging. By participating in an automatic investment plan with a Fund, you will be practicing dollar cost averaging. Dollar-cost averaging is an investment strategy design to avoid the pitfalls of market timing by investing equal amounts of money at regular intervals (monthly, quarterly, so on) over a long period of time. The advantage of dollar-cost averaging is that an investor buys more shares at lower prices, and fewer shares at higher prices. As a result, an investor ends up paying an average price per share over time. The important key is to stick with dollar-cost averaging through periods of rising and falling markets. Of course, no strategy can guarantee a profit, or protect your investment from losses.

Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (SEC), Annual and Semiannual Shareholder Reports will be made available on the Azzad website (www.azzadasset.com) and you will be notified by mail each time a report is posted, and provided with a website link to access the report. You may also elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to https://azzadasset.com/azzad-funds-online-access/ .

The independent registered public accountant firm of Sanville & Company audits the financial statements appearing in annual reports. You will also receive quarterly statements by mail. If your address changes, it is your responsibility to contact the Funds with your address information.

To keep the Funds’ costs as low as possible and to conserve paper usage, where practical we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, please notify Mutual Shareholder Services at 888-350-3369.

Reporting to Third Party Information Providers

The Funds provide various third-party information providers such as Morningstar, Lipper, and others, as well as various third-party consultants, with Fund information. These information providers may receive Fund information such as a Fund’s holdings and NAV (Net Asset Value) and other Fund information, in advance of Shareholders. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual Report and Semi-Annual Report to Fund shareholders, and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports are available by contacting the Funds’ transfer agent, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 or calling 888-350-3369. The Funds’ top 10 holdings as of the calendar quarter-end are most typically posted on the Funds’ website at www.azzadasset.com.

Financial Highlights

Financial Highlights (Azzad Ethical Fund)

The financial highlights table is intended to help you understand the Fund’s financial performance for the last five years. Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and other distributions. The information for the five fiscal years ended June 30, 2020 were audited by Sanville & Company, whose report, along with the Fund’s financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report.

The annual report is available free, upon request, by calling toll-free 888-350-3369.

For a capital share outstanding throughout each period indicated Azzad Ethical Fund

	For the Years Ended
	6/30/2020	6/30/2019	6/30/2018	6/30/2017	6/30/2016

Net Asset Value, at Beginning of Year	$ 14.84	$ 14.18	$ 13.88	$ 12.06	$ 13.44

Income From Investment Operations:
Net Investment Income (Loss) *	(0.04)	0.00***	(0.01)	(0.01)	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	1.71	1.43	2.31	1.84	(1.31)
Total from Investment Operations	1.67	1.43	2.30	1.83	(1.30)

Distributions:
Net Investment Income	0.00	0.00	0.00	(0.01)	0.00
Realized Gains	(0.94)	(0.77)	(2.00)	0.00	(0.08)
Total Distributions	(0.94)	(0.77)	(2.00)	(0.01)	(0.08)

Redemption Fees (a) ***	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 15.57	$ 14.84	$ 14.18	$ 13.88	$ 12.06

Total Return **	11.63%	11.24%	17.37%	15.20%	(9.66)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$101,046	$ 88,513	$ 80,698	$ 68,945	$65,408
Before Waivers
Ratio of Expenses to Average Net Assets	1.15%	1.14%	1.15%	1.17%	1.16%
Ratio of Net Investment Loss to Average Net Assets	(0.42)%	(0.15)%	(0.25)%	(0.23)%	(0.12)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.26)%	0.00%	(0.09)%	(0.06)%	(0.05)%
Portfolio Turnover	34.77%	49.29%	28.83%	107.97%	33.70%

(a)

The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

Financial Highlights (Azzad Wise Capital Fund)

The financial highlights table is intended to help you understand the Fund’s financial performance for the last five fiscal years. Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and other distributions. The information for the five fiscal years ended June 30, 2020 were audited by Sanville & Company, whose report, along with the Fund’s financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report.

The annual report is available free, upon request, by calling toll-free 888-350-3369.

For a capital share outstanding throughout each period indicated Azzad Wise Capital Fund

	For the Years Ended
	6/30/2020	6/30/2019	6/30/2018	6/30/2017	6/30/2016

Net Asset Value, at Beginning of Year	$ 10.57	$ 10.43	$ 10.45	$ 10.44	$ 10.39

Income From Investment Operations:
Net Investment Income *	0.17	0.18	0.13	0.11	0.07
Net Gain (Loss) on Securities (Realized and Unrealized)	0.08	0.19	(0.04)	0.01	0.05
Total from Investment Operations	0.25	0.37	0.09	0.12	0.12

Distributions:
Net Investment Income	(0.17)	(0.19)	(0.11)	(0.11)	(0.07)
Realized Gains	0.00	(0.04)	0.00	0.00	0.00
Total Distributions	(0.17)	(0.23)	(0.11)	(0.11)	(0.07)

Redemption Fees (a) ***	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 10.65	$ 10.57	$ 10.43	$ 10.45	$ 10.44

Total Return **	2.41%	3.63%	0.90%	1.19%	1.15%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$151,034	$ 139,638	$ 110,494	$ 104,154	$ 93,297
Before Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.42%	1.43%	1.44%	1.42%	1.42%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.58%	1.05%	0.95%	0.60%
After Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.29%	1.29%	1.29%	1.29%	1.36%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.72%	1.20%	1.07%	0.66%
Portfolio Turnover	50.14%	39.40%	40.14%	43.01%	19.10%

(a)

The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

Account Types

You may invest in the Funds through the following types of accounts (their respective applications can be downloaded online at www.azzadasset.com, for a hard copy call 888-350-3369):

INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS (regular mutual fund accounts)

Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

RETIREMENT ACCOUNTS

The Fund offers various tax-deferred retirement plans and accounts, including Traditional IRAs, Roth IRAs, Rollover IRAs, SEP (Simplified Employee Pension) IRAs, and SIMPLE IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your legal or tax adviser.

UNIFORM GIFT OR TRANSFER TO MINOR ACCOUNTS (UGMA, UTMA)

Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give money to a child and obtain tax benefits. To open a UGMA or UTMA account, you must include the minor’s social security number on the application and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

COVERDELL EDUCATION SAVINGS ACCOUNTS (formerly EDUCATION IRA)

You may establish a tax-deferred education savings account on behalf of any child with a Social Security Number to help save for his/her education. Account redemptions may be used for qualified primary, secondary, post-secondary or higher education expenses.

FOR AN ORGANIZATION

You may open an account for a trust, corporation, partnership, endowment, foundation, or other entity. For corporations, a corporate resolution signed by an authorized person with a signature guarantee is required. For partnerships, a certification for a partnership agreement or the pages from the partnership agreement that identify the general partners is required. An authorized officer of the corporation or other legal entity must sign the application. For trust accounts, the trust must be established before you can open the account. You must include the name of each trustee, the name of the trust and provide a certification for trust, or the pages from the trust document that identify the trustees.

Privacy Policy Notice

The Azzad Funds Commitment to Protecting Your Privacy

PLEASE READ AND RETAIN FOR YOUR RECORDS

The following is a description of the Funds’ policy regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources.  If you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Funds collect the following nonpublic personal information about you:

•

Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Funds do not disclose any nonpublic personal information about current or former shareholders to affiliated or unaffiliated third parties, except as required or permitted by law.  The Funds are permitted by law to disclose all of the information they collect, as described above, to its service providers (such as the Funds’ custodian and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Additional Information

INVESTMENT ADVISER

AZZAD ASSET MANAGEMENT, INC.

3141 FAIRVIEW PARK DRIVE

SUITE 355

FALLS CHURCH, VIRGINIA 22042

TEL: 703-207-7005

FAX: 703-852-7478

WEB:  WWW.AZZADASSET.COM

EMAIL:  INFO@AZZADFunds.com

INDEPENDENT REGISTERED

SANVILLE & COMPANY

PUBLIC ACCOUNTING FIRM

1514 OLD YORK ROAD

ABINGTON, PA 19001

TRANSFER AGENT AND

MUTUAL SHAREHOLDER SERVICES, LLC

FUND ACCOUNTANT

8000 TOWN CENTRE DR.

SUITE 400

BROADVIEW HEIGHTS, OH 44147

TEL: 888-350-3369

CUSTODIAN

HUNTINGTON NATIONAL BANK

7 EASTON OVAL

COLUMBUS, OH 43219

LEGAL COUNSEL

THOMPSON HINE LLP

312 WALNUT STREET

CINCINNATI, OH 45202

Additional information about the Funds has been filed with the Securities and Exchange Commission (the “SEC”) in a Statement of Additional Information, and in the Funds’ annual and semi-annual reports to shareholders. The Funds’ Statement of Additional Information contains more detailed information about the Funds and its management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it. The Funds’ annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

These documents (and other information about the Funds) are available free of charge upon request to Mutual Shareholder Services, LLC 8000 Town Centre Drive. Suite 400 Broadview Heights, OH 44147 Tel: 888-350-3369 or 440-922-0066.  The Funds’ SAI, annual and semi-annual reports and other information can also be obtained by E-mail request to: info@azzadfunds.com. You can also review and copy the Funds’ reports, SAI, and other information by visiting the Public Reference Room of the Securities and Exchange Commission (“SEC”) at 100 F. Street NE, Washington, DC 20549. Please call 202-551-8090 to learn the Public Reference Room’s business hours. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of the Funds’ reports and SAI, may be obtained for a fee, by writing to the Public Reference Room at this address, or by e-mailing your request to PUBLICINFO@SEC.GOV.  Because the Funds’ SAI and other reports are available through the above sources, the Funds do not make them available on the Funds’ website.

Investment Company Act File Number: 811-08021

55